UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2022

INHIBRX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39452	82-4257312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11025 N. Torrey Pines Road, Suite 200
La Jolla, CA 92037
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (858) 795-4220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INBX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement
On October 3, 2022, Inhibrx, Inc. (the “Company”) and Oxford Finance LLC (“Oxford”) entered into a sixth amendment (the “Sixth Amendment”) to the Loan and Security Agreement between the Company and Oxford, dated as of July 15, 2020, as amended by the First Amendment dated November 12, 2020, the Second Amendment dated December 15, 2020, the Third Amendment dated June 18, 2021, the Fourth Amendment dated February 18, 2022, and the Fifth Amendment dated June 15, 2022 (collectively, the “Oxford Loan Agreement”).

The Sixth Amendment amends and restates the Seventh Draw Period (as originally defined in the Fourth Amendment) to be the period commencing on the later of (i) June 30, 2022 and (ii) the date of the occurrence of the FDA Announcement Event (as defined in the Sixth Amendment), and ending on the earliest of (i) December 31, 2022, (ii) the date that is thirty (30) days immediately after the occurrence of the FDA Announcement Event and (iii) the occurrence of an Event of Default (as defined in the Loan and Security Agreement); provided, however, that the Seventh Draw Period shall not commence if on the date of the occurrence of the FDA Announcement Event an Event of Default has occurred and is continuing.

Except as noted above, the terms of the Oxford Loan Agreement remain unchanged.

The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the Sixth Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01     Regulation FD Disclosure.

On October 4, 2022, the Company posted an updated copy of its corporate slide presentation to the “Investors” tab of its website at www.inhibrx.com. These slides are also attached to this Current Report on Form 8-K as Exhibit 99.1. The Company from time to time presents and/or distributes to the investment community at various industry and other conferences slide presentations to provide updates and summaries of its business. It undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On October 4, 2022, the Company issued a press release announcing the potential to pursue an accelerated approval pathway in the United States for INBRX-101, an optimized recombinant human AAT-Fc fusion protein, in patients with emphysema due to alpha-1 antitrypsin deficiency (AATD). The Company also announced the detection of INBRX-101 in the bronchoalveolar lavage fluid (BALF) data in all AATD patients tested in its Phase 1 study. The full text of the Company's press release regarding this announcement is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Sixth Amendment to Loan and Security Agreement, dated October 3, 2022, by and between the Company and Oxford Finance LLC
99.1	Corporate Presentation
99.2	Press Release issued by Inhibrx, Inc. on October 4, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2022
INHIBRX, INC.

	By:	/s/ Kelly Deck
	Name:	Kelly Deck
	Title:	Chief Financial Officer